PROJECT PROFILE
Belleville Clinic Belleville, IL

THE PROJECT:	Building America, CDE is helping to finance the $10.4 million renovation of The Belleville Clinic, an existing healthcare facility in Belleville, IL. The newly renovated 69,600 square foot Federally Qualified Healthcare Center aims to serve downtown Belleville, a highly distressed neighborhood with an Area Median Income of 65% of the national average and a Poverty Rate of 20%. The Health Resources and Services Administration classifies downtown Belleville as a Medically Underserved Area for primary care and mental health services.

The clinic will be run by Southern Illinois Healthcare Foundation (SIHF). SIHF will provide a wide range of services, notably family medicine and primary care, urgent care, and cardiology. SIHF will sublease space to Touchette Regional Hospital, a subsidiary of SIHF; Touchette will use the space to provide services such as physical therapy, medical imaging, and mental health services.

FINANCING:	Financing for the $10.4 million Belleville Clinic project includes $8.5 million in Federal New Markets Tax Credits (NMTC), of which $7.0 million was allocated by Building America CDE. In addition, Building America allocated $5.0 million of Illinois State NMTC to the project.

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of March 27, 2025. Economic impact data is in 2025 dollars and all other figures are nominal.

PROJECT PROFILE | Belleville Clinic, Belleville, IL

“Renovations to the Belleville clinic will create jobs for our skilled tradesmen and tradeswomen and will help provide improved access to high-quality healthcare services for residents of a medically underserved community in St. Louis Metro East.”

- Eric Oller
President, Southwest Illinois Building and Construction Trades Council

COMMUNITY IMPACT:	Once completed, the renovated Belleville Clinic will improve access to primary and specialty care for residents of Belleville and nearby communities in Metro East St. Louis. Across all providers and all services, the renovated clinic is projected to serve nearly 20,000 unique patients, of which 62% (~12,300) are projected to be low-income persons.

The clinic’s renovation is projected to create 31 union construction jobs and create or retain 109 permanent jobs across all providers and specialties. All permanent jobs offer employment benefits and opportunities for advancement.

Building America CDE’s allocation of state and federal NMTCs to SIHF Healthcare’s renovation of the Belleville Clinic will help provide healthcare services to residents of a highly distressed, medically underserved area.

ABOUT BUILDING AMERICA:	Building America CDE was established as a subsidiary of the AFL-CIO Housing Investment Trust (HIT) in 2010. The U.S. Treasury Department’s CDFI Fund certified Building America as a Community Development Entity, making it eligible to offer federal New Markets Tax Credits to investors. Building America has been awarded $280 million of these tax credits since 2011. The HIT is a fixed income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments.

3/2025	1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.buildingamericacde.com